UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

STERIS Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-14643	34-1482024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

Quarterly Dividend Authorized

On April 25, 2007, the Board authorized the payment of a regular quarterly dividend in the amount of $0.05 per common share. The dividend is payable June 13, 2007 to shareholders of record at the closing of the stock transfer books on May 16, 2007. A copy of the press release announcing this action is attached hereto as Exhibit 99.1.

2

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by STERIS Corporation on April 25, 2007 regarding a Quarterly Dividend.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

	By:	/s/ Mark D. McGinley
Mark D. McGinley
Senior Vice President, General Counsel and Secretary
Date: April 26, 2007

4

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by STERIS Corporation on April 25, 2007 regarding a Quarterly Dividend.

5